UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009—July 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

George Putnam Balanced Fund*

Annual report 7|31|10

* Prior to September 30, 2010, this fund was known as The George Putnam Fund of Boston.

A world of investing.®

Putnam INVESTMENTS

U.S. POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

George Putnam
Balanced
Fund*

Annual report
7 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	21

Financial statements	22

Federal tax information	60

Shareholder meeting results	61

About the Trustees	62

Officers	64

* The George Putnam Fund of Boston d/b/a George Putnam Balanced Fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery continues to face head winds, constrained by a lack of new jobs, weak housing sales, and tight credit markets. While fixed-income securities have enjoyed strong performance so far in 2010, volatility has returned to the equity markets. Patient investors understand that such periods of uncertainty can also present opportunities. In July, for instance, the S&P 500 Index rebounded 6.9%, delivering its best monthly performance in a year and reversing two straight months of declines.

Compared with 2009’s bull market, today’s investment climate requires a greater degree of investment skill, innovation, and expertise. We believe Putnam’s risk-focused, active-management approach is well-suited for conditions like these.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Providing the benefits of balanced investing for over 70 years

The fund launched in 1937 when George Putnam, a Boston investment manager, decided to introduce an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks, such as U.S. Smelting, Refining, & Mining Co., and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and the shadow of war began to spread across Europe and Asia. Today, the credit crisis and economic uncertainties also challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks have often performed better when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the balanced strategy this way: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, commonsense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.”

Putnam remains committed to this prudent approach to investing today.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the Russell 1000 Value Index and 40% of which is based on the Barclays Capital Aggregate Bond Index.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

Interview with your fund’s portfolio managers

David Calabro and Raman Srivastava

How did George Putnam Balanced Fund perform over the fiscal year?

David: For the 12 months ended July 31, 2010, George Putnam Balanced Fund’s class A shares posted a gain of 11.83%, which was in line with the 11.81% return of the average fund in the Lipper Balanced Funds category. Although the past year was generally a strong period for stocks, the fund lagged the 15.39% return of the Russell 1000 Value Index as well as the 13.44% return of the fund’s custom blended benchmark.

How was the stock market environment during the period?

David: The stock market continued to rebound in the second half of 2009 and into the beginning of 2010. Valuations appeared unreasonably low at the time, given the strong cash flows companies were posting over the past 12 months. However, in April and May a number of significant structural challenges facing the market came to a head, including a sovereign debt crisis in Europe and a realization that the global economic recovery was losing some of its steam. The United States is facing record federal budget deficits, and consumers are still coping with high unemployment and a weak housing market. Although on the whole the past 12 months were solidly positive for equities, since April, there has been a great deal more volatility in the stock market, and I would expect that trend to continue until the economy finds more solid footing.

What was the mood in the bond markets?

Raman: Performance in the fixed-income markets was solid throughout the fiscal year. There was high demand in certain sectors, particularly in Treasuries and certain mortgage-backed securities, driven in no small part by the Federal Reserve’s targeted purchase programs and the general expansion of its balance sheet. Factors that David mentioned — the return of

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

volatility to the stock markets and the selloff in European debt — further increased demand for high-quality U.S. fixed-income securities. The fund had concentrated investments in those types of bonds, and this helped performance.

Can you tell us more about how the portfolio is constructed and the fund’s overall investment philosophy?

Raman: As one of the first balanced funds in the mutual fund industry, the fund has a decades-long commitment to the strategy of diversification across stocks and bonds, which allows us to pursue both capital growth and current income. The fixed-income portion of the fund, which typically represents about 40% of net assets, is designed to counterbalance the risk entailed in the equity side of the portfolio. We’re not looking specifically for bonds that offer the potential for capital appreciation, but rather we focus on high-quality securities with attractive income characteristics that can help make the fund less volatile over time than an all-stock portfolio. That said, we believe our investment process can identify opportunities to add value to the fund beyond what would be achieved by an allocation to the broad-based bond market, as represented by the Barclays Capital Aggregate Bond Index. We use sector rotation and security selection to seek to enhance returns in our corporate bond holdings, meaning we’ll target different types of companies depending on where in the cycle the economy is. We’ll also emphasize different areas of the yield curve — meaning an increase or decrease in the fund’s exposure to securities of certain maturities — depending on where we find the most attractive valuations. During the past fiscal year, both of these strategies contributed positively to returns, and also increased the fund’s turnover.

David: On the equity side of the portfolio we seek out large-company stocks with attractive valuations, strong balance sheets, healthy cash flows, and, whenever possible, compelling dividend yields. Recently, we’ve been focusing on multinational companies that in our view offer the potential to weather these challenging economic conditions better than their competition. With consumer spending as uneven and unpredictable as it’s been, we favor companies that are dominant

Allocations are represented as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

Within the past six months, the methodology used for the calculation and disclosure of this data has changed.

players in their respective industries and have the potential to continue to grow earnings without being dependent on an acceleration in the pace of the current economic recovery.

What specific stocks helped performance?

David: PNC Financial Services was one of the fund’s top contributors. Financial stocks in general posted strong performance over the year and regional banks like PNC were among the sector’s top performers. The company improved its earnings considerably during the period, and the market took notice.

United Technologies was another strong performer. The company is an industrial conglomerate that makes capital goods and owns such brands as Carrier, the heating and air-conditioning company, and Pratt & Whitney, the aircraft engine manufacturer.

Capital goods was the best-performing sector in the benchmark index over the period, in many ways reflecting the strong financial condition of corporations globally, which contrasts with the more challenging outlook for consumers. Our overweight position in United Technologies, which also saw improved earnings over the past year, boosted returns.

Finally, Equity Residential, a property development and management company, contributed positively to performance. The company focuses on apartment properties in large metropolitan areas. Despite this attractive real estate portfolio, the stock sold off dramatically with the rest of the real estate sector in late 2008 and early 2009. We established our position in the company at these depressed prices throughout the first half of 2009, and the stock has rallied considerably since then. We’ve trimmed our position at these higher price levels to lock in profits for the fund.

Which holdings detracted from returns?

David: Many of the fund’s biggest detractors were names in the health-care industry, including Baxter International, a medical

This table shows the fund’s top 10 equity holdings and the percentage of the fund’s net assets that each represented as of 7/31/10. Short-term holdings are excluded. Holdings will vary over time.

products and pharmaceuticals company, and Boston Scientific, a medical devices manufacturer. The health-care sector generally lagged the market, particularly in the second half of 2009, as investors sold out of this relatively defensive industry and moved into more cyclical, economically sensitive areas that offered bigger potential gains. In March 2010, after months of debate, Congress passed sweeping health-care reform, which ultimately will mean increased regulation for the industry. We felt that prices of health-care stocks already tended to reflect these changes, but beginning in April the sector trended lower as valuations continued to compress.

The oil and gas industry was another area that detracted from returns. Companies in the sector sold off dramatically after the Gulf oil spill, and our positions in BP and Total declined. We still hold Total, but sold our position in BP before the end of the period.

How does the fund use derivatives, if at all?

David: Derivatives generally aren’t used on the equity side of the portfolio. We believe we can achieve the fund’s objectives by owning stocks directly.

Raman: Certain derivatives were used over the period as a means of risk management. However, looking ahead, we generally do not expect to use derivatives in the fixed-income portion of the fund.

What is your outlook?

Raman: The structural challenges facing economies in the United States and abroad are significant and shouldn’t be discounted. While we believe a “double-dip” recession is doubtful, the recovery in the United States is likely to be slow and uncertain. The unemployment rate could remain high for quite some time as companies continue to favor the flexibility that comes with having large volumes of cash on hand. Within the bond markets, yields — which move in the opposite direction of bond prices — are unlikely to get significantly lower in the coming months. Adding value in such an environment will hinge on our ability to successfully navigate non-government-supported sectors of the market to uncover opportunities.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

We believe the fund’s research-intensive approach allows us to do this quite well.

David: Within the equity portfolio, we’re seeking companies with stable, relatively predictable cash flows to counter what’s likely to remain an uncertain and volatile economic environment. The stocks we own represent long-term investments. We’re not looking to position the fund for quick gains through aggressive buying and selling, but rather for sustained growth over the next one to three years. Identifying undervalued companies with attractive fundamentals is a key component of our research-driven approach, and it’s one we believe will serve our shareholders well over the long term. In addition, the fund’s balance of stock and bond holdings can provide attractive diversification in an unpredictable market.

Thank you, gentlemen, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

In November 2009, the fund reduced its class A share dividend rate from 0.098 cents per share to 0.050 cents per share. The reduction was a result of moving a portion of fund assets from higher-yielding but more volatile mortgage- and asset-backed securities to more stable government and corporate securities.

Portfolio Manager David Calabro holds a B.A. from Williams College. David joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava is Team Leader of Portfolio Construction and Quantitative Research at Putnam. He has an M.S. in Computational Finance from Carnegie Mellon University and a B.S. from the University of Waterloo. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

IN THE NEWS

Despite headlines about market volatility and a slow economic recovery, cash on U.S. corporate balance sheets has hit a record high. In June, the Federal Reserve reported that non-financial companies were holding nearly $2 trillion in cash and other liquid assets. The amount of cash is up 26% from a year ago, the largest increase on record, according to the central bank. Many firms implemented cost-cutting measures and other efficiencies in 2009. Concerned about the strength of the economic recovery and the debt crisis in Europe, companies have been reluctant to spend in recent months. Ultimately, that cash may be deployed on hiring, dividends, mergers, stock repurchases, and other shareholder-friendly activities.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.55%	8.47%	7.54%	7.54%	7.74%	7.74%	7.82%	7.76%	8.29%	8.62%

10 years	17.31	10.58	8.80	8.80	8.93	8.93	11.67	7.75	14.59	20.41
Annual average	1.61	1.01	0.85	0.85	0.86	0.86	1.11	0.75	1.37	1.87

5 years	–11.99	–17.04	–15.30	–16.51	–15.19	–15.19	–14.13	–17.13	–12.98	–10.89
Annual average	–2.52	–3.67	–3.27	–3.54	–3.24	–3.24	–3.00	–3.69	–2.74	–2.28

3 years	–23.67	–28.04	–25.38	–27.22	–25.27	–25.27	–24.75	–27.39	–24.14	–23.04
Annual average	–8.61	–10.39	–9.30	–10.05	–9.25	–9.25	–9.04	–10.12	–8.80	–8.36

1 year	11.83	5.39	11.09	6.09	11.06	10.06	11.33	7.47	11.59	12.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not assume conversion to class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,880 and $10,893, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,775 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,459 and $12,041, respectively.

Comparative index returns For periods ended 7/31/10

		Barclays Capital		Lipper Balanced
	Russell 1000	Aggregate	George Putnam	Funds category
	Value Index	Bond Index	Blended Index†	average‡

Annual average (life of fund)	—*	—*	—*	—*

10 years	33.38%	87.44%	63.74%	27.91%
Annual average	2.92	6.48	5.05	2.36

5 years	–4.46	33.55	14.72	9.91
Annual average	–0.91	5.96	2.78	1.86

3 years	–24.55	24.68	–3.42	–5.68
Annual average	–8.96	7.63	–1.15	–1.98

1 year	15.39	8.91	13.44	11.81

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78. The Barclays Capital Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59. They all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the Russell 1000 Value Index and 40% of which is based on the Barclays Capital Aggregate Bond Index.

‡ Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/10, there were 782, 712, 545, and 264 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.2240		$0.1473	$0.1509	$0.1762		$0.1996	$0.2484

Capital gains	—		—	—	—		—	—

Return of capital	0.0240		0.0157	0.0161	0.0188		0.0214	0.0266

Total	$0.2480		$0.1630	$0.1670	$0.1950		$0.2210	$0.2750

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$10.14	$10.76	$10.02	$10.08	$10.01	$10.37	$10.11	$10.17

7/31/10	11.08	11.76	10.96	11.02	10.94	11.34	11.05	11.12

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	1.81%	1.70%	0.99%	1.05%	1.32%	1.27%	1.56%	2.05%

Current 30-day SEC yield [2,3]	N/A	2.33	1.74	1.74	N/A	1.92	2.23	2.72

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.50%	8.41%	7.48%	7.48%	7.68%	7.68%	7.76%	7.71%	8.23%	8.56%

10 years	11.63	5.19	3.51	3.51	3.66	3.66	6.40	2.67	9.14	14.60
Annual average	1.11	0.51	0.35	0.35	0.36	0.36	0.62	0.26	0.88	1.37

5 years	–14.53	–19.43	–17.75	–18.92	–17.63	–17.63	–16.54	–19.46	–15.47	–13.41
Annual average	–3.09	–4.23	–3.83	–4.11	–3.80	–3.80	–3.55	–4.24	–3.31	–2.84

3 years	–28.93	–33.00	–30.55	–32.26	–30.46	–30.46	–29.91	–32.37	–29.32	–28.32
Annual average	–10.76	–12.50	–11.44	–12.18	–11.40	–11.40	–11.17	–12.22	–10.92	–10.50

1 year	12.08	5.64	11.22	6.22	11.30	10.30	11.68	7.73	11.94	12.43

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/09*	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Annualized expense ratio for the six-month period
ended 7/31/10†‡	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Annual fund operating expenses are based on a new expense arrangement and the fund’s 8/31/09 asset level. Expenses shown exclude estimated interest expense accruing in connection with the termination of certain derivatives contracts.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Excludes the impact of a reduction in expenses during the six months ended July 31, 2010, related to the resolution of certain terminated derivatives contracts.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in George Putnam Balanced Fund from February 1, 2010, to July 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.65	$9.42	$9.42	$8.16	$6.91	$4.39

Ending value (after expenses)	$1,035.40	$1,031.50	$1,032.60	$1,032.20	$1,034.10	$1,036.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2010, use the following calculation method. To find the value of your investment on February 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.61	$9.35	$9.35	$8.10	$6.85	$4.36

Ending value (after expenses)	$1,019.24	$1,015.52	$1,015.52	$1,016.76	$1,018.00	$1,020.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the Russell 1000 Value Index and 40% of which is based on the Barclays Capital Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 45th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December  31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 38th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	31st

Three-year period	99th

Five-year period	99th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 782, 697 and 528 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance, including that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also considered that Putnam Management has taken the following actions:

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2010, Putnam employees had approximately $315,000,000 and the Trustees had approximately $58,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of The George Putnam Fund
of Boston:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the “fund”) at July 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2010 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2010

The fund’s portfolio 7/31/10

COMMON STOCKS (56.9%)*	Shares	Value

Banking (6.1%)
Bank of America Corp.	1,189,753	$16,704,132

Bank of New York Mellon Corp. (The)	356,100	8,927,427

JPMorgan Chase & Co.	603,600	24,313,008

PNC Financial Services Group, Inc.	80,500	4,780,895

State Street Corp.	182,400	7,099,008

SunTrust Banks, Inc.	77,900	2,021,505

U.S. Bancorp	260,100	6,216,390

Wells Fargo & Co.	347,800	9,644,494

		79,706,859
Basic materials (1.8%)
Alcoa, Inc.	253,900	2,836,063

Dow Chemical Co. (The)	98,100	2,681,073

E.I. du Pont de Nemours & Co.	175,500	7,137,585

Nucor Corp.	120,100	4,700,714

PPG Industries, Inc.	71,700	4,980,999

Weyerhaeuser Co.	37,600	609,872

		22,946,306
Capital goods (2.9%)
Avery Dennison Corp.	23,100	828,135

Boeing Co. (The)	21,900	1,492,266

Deere (John) & Co.	33,600	2,240,448

Emerson Electric Co.	98,500	4,879,690

Lockheed Martin Corp.	74,800	5,621,220

Northrop Grumman Corp.	68,600	4,022,704

Parker Hannifin Corp.	104,900	6,516,388

Raytheon Co.	102,930	4,762,571

United Technologies Corp.	109,400	7,778,340

		38,141,762
Communication services (3.8%)
AT&T, Inc.	846,582	21,960,337

Comcast Corp. Class A	324,800	6,323,856

DIRECTV Class A †	73,700	2,738,692

Time Warner Cable, Inc.	70,100	4,007,617

Verizon Communications, Inc.	419,300	12,184,858

Vodafone Group PLC ADR (United Kingdom)	95,400	2,239,992

		49,455,352
Conglomerates (2.0%)
3M Co.	80,200	6,860,308

General Electric Co.	503,000	8,108,360

Honeywell International, Inc.	88,700	3,801,682

Tyco International, Ltd.	207,400	7,939,272

		26,709,622
Consumer cyclicals (4.6%)
DISH Network Corp. Class A	71,600	1,437,728

Ford Motor Co. †	222,900	2,846,433

Home Depot, Inc. (The)	140,800	4,014,208

Marriott International, Inc. Class A	47,620	1,614,794

Omnicom Group, Inc.	112,100	4,176,846

COMMON STOCKS (56.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Staples, Inc.	197,800	$4,021,274

Target Corp.	136,800	7,020,576

Time Warner, Inc.	321,100	10,101,806

TJX Cos., Inc. (The)	134,000	5,563,680

Viacom, Inc. Class B	270,200	8,927,408

Wal-Mart Stores, Inc.	81,900	4,192,461

Walt Disney Co. (The)	157,100	5,292,699

Whirlpool Corp.	7,900	658,070

		59,867,983
Consumer staples (5.7%)
Avis Budget Group, Inc. †	254,000	3,134,360

Avon Products, Inc.	106,600	3,318,458

Clorox Co.	94,200	6,111,696

Coca-Cola Co. (The)	130,200	7,175,322

CVS Caremark Corp.	258,800	7,942,572

General Mills, Inc.	24,200	827,640

Kellogg Co.	134,800	6,746,740

Kimberly-Clark Corp.	108,100	6,931,372

Kraft Foods, Inc. Class A	157,562	4,602,386

Lorillard, Inc.	40,100	3,057,224

Newell Rubbermaid, Inc.	310,700	4,815,850

Philip Morris International, Inc.	322,800	16,475,712

Procter & Gamble Co. (The)	62,400	3,816,384

		74,955,716
Energy (8.3%)
Anadarko Petroleum Corp.	20,800	1,022,528

Apache Corp.	54,200	5,180,436

Chevron Corp.	339,600	25,880,916

ConocoPhillips	73,700	4,069,714

Devon Energy Corp.	34,700	2,168,403

EOG Resources, Inc.	28,000	2,730,000

Exxon Mobil Corp.	381,200	22,750,016

Halliburton Co.	138,000	4,123,440

Hess Corp.	45,400	2,432,986

Marathon Oil Corp.	290,900	9,730,605

Newfield Exploration Co. †	50,700	2,710,422

Noble Corp. (Switzerland) †	97,600	3,172,000

Occidental Petroleum Corp.	121,500	9,468,495

Smith International, Inc.	45,500	1,887,340

Total SA ADR (France)	150,900	7,640,067

Valero Energy Corp.	174,400	2,963,056

		107,930,424
Financials (2.5%)
Chubb Corp. (The)	150,800	7,936,604

Goldman Sachs Group, Inc. (The)	68,110	10,272,350

MetLife, Inc.	131,500	5,530,890

Travelers Cos., Inc. (The)	181,800	9,171,810

		32,911,654

COMMON STOCKS (56.9%)* cont.	Shares	Value

Health care (7.4%)
Abbott Laboratories	165,800	$8,137,464

Aetna, Inc.	269,400	7,502,790

Baxter International, Inc.	186,000	8,141,220

Bristol-Myers Squibb Co.	90,200	2,247,784

Covidien PLC (Ireland)	143,612	5,359,600

Genzyme Corp. †	29,700	2,065,932

Johnson & Johnson	238,100	13,831,229

McKesson Corp.	27,800	1,746,396

Medtronic, Inc.	187,600	6,935,572

Merck & Co., Inc.	228,500	7,874,110

Omnicare, Inc.	80,400	1,980,252

Pfizer, Inc.	1,444,058	21,660,870

Thermo Fisher Scientific, Inc. †	147,600	6,621,336

WellPoint, Inc. †	45,300	2,297,616

		96,402,171
Insurance (1.2%)
ACE, Ltd.	62,800	3,333,424

Allstate Corp. (The)	133,600	3,772,864

Everest Re Group, Ltd.	16,900	1,311,778

Marsh & McLennan Cos., Inc.	216,900	5,101,488

RenaissanceRe Holdings, Ltd.	38,000	2,174,360

		15,693,914
Investment banking/Brokerage (0.9%)
Morgan Stanley	349,640	9,436,784

T. Rowe Price Group, Inc.	47,900	2,310,217

		11,747,001
Real estate (0.7%)
Equity Residential Trust R	88,348	4,050,756

ProLogis Trust R	107,800	1,170,708

Simon Property Group, Inc. R	38,662	3,449,424

		8,670,888
Technology (4.7%)
Atmel Corp. †	441,500	2,309,045

BMC Software, Inc. †	52,500	1,867,950

Cisco Systems, Inc. †	146,000	3,368,220

Electronic Arts, Inc. †	78,100	1,244,133

EMC Corp. †	238,000	4,710,020

IBM Corp.	58,100	7,460,040

Intel Corp.	190,300	3,920,180

KLA-Tencor Corp.	186,100	5,893,787

Microsoft Corp.	216,900	5,598,189

Motorola, Inc. †	488,700	3,660,363

Oracle Corp.	106,400	2,515,296

Qualcomm, Inc.	231,100	8,800,288

Texas Instruments, Inc.	179,900	4,441,731

Yahoo!, Inc. †	437,200	6,068,336

		61,857,578

COMMON STOCKS (56.9%)* cont.	Shares	Value

Transportation (0.4%)
FedEx Corp.	37,400	$3,087,370

United Parcel Service, Inc. Class B	24,300	1,579,500

		4,666,870
Utilities and power (3.9%)
Ameren Corp.	174,200	4,419,454

American Electric Power Co., Inc.	162,300	5,839,554

CMS Energy Corp.	131,500	2,093,480

Dominion Resources, Inc.	31,800	1,335,282

Duke Energy Corp.	103,400	1,768,140

Edison International	213,200	7,067,580

El Paso Corp.	201,214	2,478,956

Entergy Corp.	104,400	8,092,044

Exelon Corp.	29,900	1,250,717

NextEra Energy, Inc.	17,600	920,480

PG&E Corp.	214,350	9,517,140

PPL Corp.	143,200	3,907,928

Wisconsin Energy Corp.	49,100	2,665,148

		51,355,903

Total common stocks (cost $664,980,771)		$743,020,003

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (2.9%)*	Principal amount	Value

Federal Home Loan Mortgage Corporation Pass-Through
Certificates 6s, March 1, 2035	$14,301	$15,718

Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	13,904,249	15,000,370
5s, with due dates from August 1, 2033 to January 1, 2039	8,942,853	9,556,488
5s, TBA, May 1, 2040	13,000,000	13,975,000

Total U.S. government and agency mortgage obligations (cost $37,004,973)		$38,547,576

U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%)*	Principal amount	Value

General Electric Capital Corp. 1 5/8s, FDIC guaranteed
notes, January 7, 2011	$6,750,000	$6,789,305

Goldman Sachs Group, Inc (The) 1 5/8s, FDIC guaranteed
notes, July 15, 2011	6,750,000	6,830,028

JPMorgan Chase & Co. 2 5/8s, FDIC guaranteed,
December 1, 2010	6,750,000	6,803,474

Morgan Stanley 2s, FDIC guaranteed notes, September 22, 2011	2,500,000	2,541,653

Wells Fargo & Co.
3s, FDIC guaranteed notes, December 9, 2011	1,100,000	1,137,824
2 1/8s, FDIC guaranteed notes, June 15, 2012	1,400,000	1,438,370

Total U.S. government agency obligations (cost $25,298,830)		$25,540,654

U.S. TREASURY OBLIGATIONS (12.3%)*	Principal amount	Value

U.S. Treasury Bonds
6 7/8s, August 15, 2025	$7,490,000	$10,452,061
6s, February 15, 2026	1,000	1,296
5 1/2s, August 15, 2028	4,990,000	6,189,159

U.S. Treasury Notes
5 1/8s, May 15, 2016	13,450,000	15,814,257
4 7/8s, July 31, 2011	31,370,000	32,781,038
4 1/4s, November 15, 2014	15,500,000	17,405,410
3 3/4s, November 15, 2018	19,000,000	20,694,414
2 3/8s, August 31, 2014	10,110,000	10,562,186
0 3/4s, May 31, 2012	47,000,000	47,199,200

Total U.S. treasury obligations (cost $158,179,897)		$161,099,021

CORPORATE BONDS AND NOTES (15.7%)*	Principal amount	Value

Basic materials (0.9%)
ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (Luxembourg)	$1,545,000	$1,996,004

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	1,190,000	1,486,159

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015	880,000	975,542

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	1,450,000	1,624,000

International Paper Co. bonds 7.95s, 2018	221,000	266,761

International Paper Co. sr. unsec. notes 9 3/8s, 2019	1,188,000	1,535,490

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	733,000	792,146

Rio Tinto Finance USA LTD company guaranty sr. unsec.
notes 9s, 2019 (Australia)	450,000	602,436

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	385,000	428,999

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017	585,000	621,529

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)	35,000	43,708

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)	51,000	61,710

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)	43,000	52,270

Teck Resources, Ltd. sr. unsec. unsub. notes 7s, 2012 (Canada)	30,000	32,308

Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)	735,000	795,190

		11,314,252
Capital goods (0.3%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	1,595,000	1,760,481

Ball Corp. company guaranty sr. unsec. notes 7 1/8s, 2016	1,000	1,075

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	767,000	919,754

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	975,000	1,150,259

Republic Services, Inc. 144A sr. unsec. notes 5 1/2s, 2019	240,000	263,089

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	215,000	251,576

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	111,432

		4,457,666
Communication services (1.5%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	800,000	934,000

American Tower Corp. sr. unsec. unsub. notes 4 5/8s, 2015	555,000	587,721

AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	285,000	397,927

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	705,000	795,380

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Communication services cont.
AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	$1,194,000	$1,328,569

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	1,380,000	1,707,008

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	290,000	364,252

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	225,000	264,686

Cox Communications, Inc. 144A notes 5 7/8s, 2016	289,000	327,456

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	710,000	714,807

France Telecom notes 8 1/2s, 2031 (France)	180,000	250,571

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	122,000	139,250

SBA Tower Trust 144A company guaranty asset backed
notes 5.101s, 2017	1,125,000	1,203,470

TCI Communications, Inc. company guaranty 7 7/8s, 2026	2,395,000	2,890,751

TCI Communications, Inc. debs. 9.8s, 2012	547,000	612,731

Telefonica Emisones SAU company guaranty 6.221s, 2017 (Spain)	845,000	946,681

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	640,000	763,903

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2014	150,000	176,183

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	355,000	404,300

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018	110,000	145,376

Verizon New England, Inc. sr. notes 6 1/2s, 2011	742,000	781,931

Verizon New Jersey, Inc. debs. 8s, 2022	770,000	942,678

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	980,000	1,101,923

Verizon Wireless, Inc. sr. unsec. unsub. notes 5.55s, 2014	2,170,000	2,452,293

		20,233,847
Conglomerates (0.1%)
Siemens Financieringsmaatschappij 144A notes 5 3/4s,
2016 (Netherlands)	680,000	782,307

		782,307
Consumer cyclicals (1.0%)
Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	475,000	496,203

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	279,000	296,089

Daimler AG company guaranty 6 1/2s, 2013 (Germany)	565,000	638,850

Daimler AG company guaranty sr. unsec. unsub. notes 5 7/8s,
2011 (Germany)	312,000	321,204

Daimler AG company guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	630,000	658,669

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 6.35s, 2040	370,000	400,429

DIRECTV Holdings, LLC company guaranty sr. unsec.
unsub. notes 5 7/8s, 2019	820,000	911,812

Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040 (Mexico)	300,000	323,222

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)	290,000	318,127

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	846,000	896,760

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2011	$265,000	$271,294

NBC Universal, Inc. 144A notes 6.4s, 2040	380,000	413,267

NBC Universal, Inc. 144A notes 5.15s, 2020	295,000	312,141

News America Holdings, Inc. company guaranty 7 3/4s, 2024	1,045,000	1,289,416

News America Holdings, Inc. debs. 7 3/4s, 2045	1,064,000	1,293,619

Nissan Motor Acceptance Corp. 144A sr. unsec. notes
4 1/2s, 2015	860,000	898,089

Omnicom Group, Inc. sr. notes 5.9s, 2016	635,000	725,482

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	324,000	382,320

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	445,000	548,204

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	170,000	220,070

Time Warner, Inc. company guaranty sr. unsec. notes 6.1s, 2040	525,000	552,683

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	120,000	123,912

Time Warner, Inc. debs. 9.15s, 2023	340,000	463,889

Viacom, Inc. company guaranty 5 5/8s, 2012	158,000	169,228

Viacom, Inc. company guaranty sr. unsec. notes 8 5/8s, 2012	32,000	35,426

Viacom, Inc. unsec. sr. company guaranty 7 7/8s, 2030	490,000	583,310

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040	290,000	285,306

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	110,000	131,223

		13,960,244
Consumer staples (1.4%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	220,000	283,058

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 8 1/2s, 2013	275,000	326,640

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	165,000	225,085

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	1,730,000	2,154,526

Campbell Soup Co. debs. 8 7/8s, 2021	855,000	1,219,693

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037	2,293,000	2,109,560

CVS Caremark Corp. 144A company guaranty notes 7.507s, 2032	759,098	874,557

CVS Caremark Corp. 144A pass-through certificates 6.117s, 2013	159,079	169,013

Diageo PLC company guaranty 8s, 2022 (Canada)	820,000	1,047,917

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	850,000	864,616

General Mills, Inc. sr. unsec. notes 5.65s, 2019	130,000	148,820

H.J. Heinz Finance Co. 144A company guaranty 7 1/8s, 2039	360,000	436,478

Kraft Foods, Inc. notes 6 1/8s, 2018	765,000	881,142

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	2,009,000	2,317,071

Kroger Co. company guaranty 6 3/4s, 2012	275,000	298,774

Kroger Co. company guaranty 6.4s, 2017	500,000	589,503

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	535,000	644,890

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	600,000	690,563

SABMiller PLC 144A notes 6 1/2s, 2018 (United Kingdom)	540,000	628,841

Tesco PLC 144A sr. unsec. unsub. notes 6.15s, 2037
(United Kingdom)	640,000	725,632

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Consumer staples cont.
Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	$285,000	$303,881

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	690,000	818,524

Wrigley (Wm.) Jr. Co. 144A company guaranty sr. notes 3.7s, 2014	355,000	363,300

		18,122,084
Energy (0.7%)
Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	10,000	10,725

Devon Energy Corp. sr. notes 6.3s, 2019	265,000	311,225

El Paso Pipeline Partners Operating Co., LP company
guaranty sr. unsec. notes 6 1/2s, 2020	235,000	246,163

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	175,000	206,729

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	205,000	235,185

Forest Oil Corp. sr. notes 8s, 2011	610,000	643,550

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	225,000	241,598

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	220,000	260,881

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	650,000	679,250

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	325,000	400,529

Peabody Energy Corp. sr. notes 5 7/8s, 2016	805,000	817,075

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 5 1/2s, 2014 (Qatar)	675,000	735,013

Total Capital SA company guaranty sr. unsec.
unsub. notes 4.45s, 2020 (France)	460,000	487,994

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.8s, 2037	245,000	247,701

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.35s, 2017	280,000	305,754

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 5/8s, 2019 (Switzerland)	180,000	227,945

Weatherford International, Ltd. sr. notes 5 1/2s, 2016
(Switzerland)	455,000	486,618

Williams Partners LP sr. unsec. notes 6.3s, 2040	545,000	582,758

Williams Partners LP sr. unsec. notes 5 1/4s, 2020	910,000	971,754

Woodside Finance Ltd. 144A notes 4 1/2s, 2014 (Australia)	325,000	338,456

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/2s, 2018	180,000	221,643

		8,658,546
Financials (5.0%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	300,000	312,720

American Express Bank FSB notes Ser. BKN1, 5.55s, 2012	1,160,000	1,251,928

American Express Bank FSB sr. unsec. FRN Ser. BKNT, 0.643s, 2017	545,000	498,884

American Express Travel Related Services Co., Inc.
sr. unsec. unsub. notes FRN Ser. EMTN, 0.546s, 2011	385,000	379,352

AON Corp. jr. unsec. sub. notes 8.205s, 2027	620,000	651,310

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	315,000	321,712

Bank One Corp. unsec. unsub. notes 5.9s, 2011	1,000,000	1,049,473

BankAmerica Capital III bank guaranty jr. unsec. sub. FRN 1.096s, 2027	2,755,000	1,825,469

Barclays Bank PLC sr. unsec. unsub. notes 5s, 2016	270,000	289,342

Barclays Bank PLC 144A sub. notes 10.179s, 2021	804,000	1,056,938

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	1,415,000	1,479,421

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	500,000	575,607

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Financials cont.
Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	$331,000	$394,370

Bosphorus Financial Services, Ltd. 144A sr. notes FRN 2.236s, 2012	1,040,375	1,019,654

Capital One Bank USA NA sub. notes 8.8s, 2019	385,000	490,164

Capital One Capital III company guaranty 7.686s, 2036	320,000	318,400

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	450,000	487,125

Chubb Corp. (The) sr. notes 6 1/2s, 2038	765,000	896,383

Citigroup, Inc. sr. unsec. sub. FRN 0.807s, 2016	123,000	102,279

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012	1,270,000	1,324,709

Citigroup, Inc. sr. unsec. unsub. notes FRN 0.573s, 2010	905,000	905,060

Citigroup, Inc. sub. notes 5s, 2014	1,369,000	1,395,813

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	31,000	30,504

CNA Financial Corp. unsec. notes 6s, 2011	730,000	758,144

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	1,220,000	1,279,457

Credit Suisse Guernsey, Ltd. jr. sub. FRN 5.86s, 2049
(United Kingdom)	934,000	849,940

Credit Suisse USA, Inc. sr. unsec. notes 5.3s, 2019	475,000	520,913

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	635,000	668,684

Deutsche Bank Capital Funding Trust VII 144A FRB 5.628s, 2049	285,000	226,575

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	361,000	386,235

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	19,000	20,509

Erac USA Finance LLC 144A company
guaranty sr. notes 5 1/4s, 2020	270,000	274,070

Erac USA Finance LLC 144A company
guaranty sr. notes 2 3/4s, 2013	10,000	10,155

Fleet Capital Trust V bank guaranty jr. sub. FRN 1.539s, 2028	1,057,000	773,487

Fund American Cos., Inc. notes 5 7/8s, 2013	347,000	363,861

GATX Financial Corp. notes 5.8s, 2016	560,000	600,571

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	355,000	337,250

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018	260,000	283,546

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.628s, 2016	455,000	414,712

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.474s, 2012	1,720,000	1,684,814

General Electric Capital Corp. sr. unsec. notes Ser. MTN,
6 7/8s, 2039	1,589,000	1,794,211

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	805,000	937,348

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	745,000	761,857

HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 R	15,000	16,157

Health Care Property Investors, Inc. sr. unsec. notes 6s, 2017	295,000	306,101

Highwood Properties, Inc. sr. unsec. bonds 5.85s, 2017 R	1,005,000	1,010,997

HSBC Finance Capital Trust IX FRN 5.911s, 2035	2,000,000	1,750,000

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	905,000	980,523

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	1,000,000	1,123,911

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	499,000	503,991

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Financials cont.
JPMorgan Chase Capital XXIII company guaranty jr. unsec.
sub. notes FRN 1.436s, 2047	$2,443,000	$1,748,059

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	523,000	532,274

Liberty Mutual Group 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058	1,285,000	1,441,112

Liberty Mutual Insurance 144A notes 7.697s, 2097	1,060,000	910,440

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	495,000	652,777

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,565,000	1,775,489

Merrill Lynch & Co., Inc. notes FRN Ser. MTN, 0.698s, 2011	835,000	832,397

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2067	1,300,000	1,300,000

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	590,000	547,225

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	465,000	490,712

Nationwide Health Properties, Inc. notes 6 1/2s, 2011 R	680,000	709,480

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	415,000	435,963

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	370,000	335,863

Pacific LifeCorp 144A sr. notes 6s, 2020	365,000	385,049

Progressive Corp. (The) jr. unsec. sub. unsec. deb. FRN 6.7s, 2037	2,020,000	1,936,776

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	600,000	709,297

Prudential Financial, Inc. sr. notes 6.2s, 2015	190,000	210,724

Prudential Holdings LLC sr. notes FRN Ser. AGM, 1.414s, 2017	210,000	172,044

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 6.4s, 2019
(United Kingdom)	355,000	375,005

Simon Property Group LP sr. unsec. notes 6 3/4s, 2014 R	876,000	995,899

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R	566,000	620,926

State Street Capital Trust IV company guaranty jr. unsec.
sub. bond FRB 1.537s, 2037	1,790,000	1,275,096

Tanger Properties, Ltd. sr. unsec. notes 6 1/8s, 2020	265,000	279,919

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019	480,000	513,745

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	750,000	880,626

Travelers Cos., Inc. (The) sr. unsec. notes 5.9s, 2019	130,000	146,680

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	555,000	560,894

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,060,000	1,174,230

Wachovia Capital Trust V 144A bank guaranty jr. unsec.
sub. note 7.965s, 2027	1,035,000	1,027,066

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	145,000	159,991

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013	1,140,000	1,251,566

WEA Finance LLC /WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 7 1/2s, 2014	895,000	1,034,405

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	900,000	1,032,372

Wells Fargo Bank NA unsec. sub. notes FRN 0.646s, 2016	710,000	652,630

Wells Fargo Capital XV jr. sub. unsec. company guaranty FRN
9 3/4s, 2049	435,000	469,800

Westpac Capital Trust III 144A unsec. sub. notes FRN
5.819s, 2049 (Australia)	1,010,000	967,580

ZFS Finance USA Trust I 144A bonds FRB 6 1/2s, 2037	159,000	142,703

ZFS Finance USA Trust III 144A jr. sub. bonds FRB 1.687s, 2065	700,000	658,000

		65,039,450

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Government (1.7%)
European Investment Bank sr. unsec. unsub. notes 4 7/8s,
2036 (Supra-Nation)	$4,000,000	$4,255,480

International Bank for Reconstruction & Development unsec.
unsub. bonds 7 5/8s, 2023 (Supra-Nation)	4,000,000	5,599,156

Kreditanstalt fuer Wiederaufbau govt. guaranty sr. unsec.
notes 3 1/2s, 2014 (Germany)	12,000,000	12,818,304

		22,672,940
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	95,000	107,705

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037	50,000	57,247

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	110,000	135,170

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	275,000	313,186

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	460,000	532,134

Hospira, Inc. sr. notes 6.05s, 2017	25,000	28,206

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2040	224,000	219,962

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 4 3/4s, 2020	121,000	123,326

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	180,000	183,374

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	470,000	484,211

Watson Pharmaceuticals, Inc. sr. unsec. notes 6 1/8s, 2019	310,000	352,214

WellPoint, Inc. notes 7s, 2019	155,000	184,511

		2,721,246
Technology (0.2%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	610,000	650,535

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	715,000	814,757

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	485,000	543,673

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	188,000	203,128

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015	237,000	250,388

		2,462,481
Transportation (0.3%)
American Airlines, Inc. pass-through certificates
Ser. 01-1, 6.817s, 2011	100,000	101,250

Burlington Northern Santa Fe Corp. sr. unsec. notes 7s, 2014	275,000	320,662

Burlington Northern Santa Fe Corp. sr. unsec. notes 4.7s, 2019	425,000	451,667

Burlington Northern Santa Fe, LLC debs. 5 3/4s, 2040	145,000	154,041

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	121,818	124,864

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	359,006	366,186

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	1,427,081	1,377,134

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	778,062	823,649

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	590,000	649,136

		4,368,589
Utilities and power (2.4%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	500,000	544,030

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	510,000	525,238

Aquila, Inc. sr. unsec. unsub. notes 11 7/8s, 2012	735,000	845,351

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Utilities and power cont.
Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	$1,230,000	$1,377,877

Beaver Valley II Funding debs. 9s, 2017	639,000	714,281

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	975,000	1,085,097

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	2,255,563	2,367,890

CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	45,000	46,553

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	275,000	318,488

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033	500,000	546,056

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018	495,000	569,178

Consolidated Natural Gas Co. sr. notes Ser. A, 5s, 2014	530,000	585,193

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	375,000	387,536

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B, 6.3s, 2066	2,310,000	2,174,288

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017	10,000	11,597

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	490,000	584,902

Electricite de France 144A notes 6.95s, 2039 (France)	655,000	836,315

Electricite de France 144A sr. notes 5.6s, 2040 (France)	640,000	692,948

Electricite de France 144A sr. notes 4.6s, 2020 (France)	440,000	466,827

Enel Finance Intl. SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Luxembourg)	360,000	373,180

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	454,000	454,662

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	164,000	172,524

Illinois Power Co. 1st mtge. sr. bond 9 3/4s, 2018	725,000	952,771

ITC Holdings Corp. 144A notes 5 7/8s, 2016	272,000	297,133

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	407,736

Kansas Gas & Electric bonds 5.647s, 2021	349,857	363,473

National Fuel Gas Co. notes 5 1/4s, 2013	30,000	31,860

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	295,000	357,790

NiSource Finance Corp. company guaranty sr. unsec.
notes 10 3/4s, 2016	360,000	468,684

NiSource Finance Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2010	2,440,000	2,483,010

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	350,000	412,626

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	140,000	153,533

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	331,000	352,971

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	1,067,078	1,067,441

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	50,000	55,567

Public Service Co. of Colorado 1st mtge. sec. bonds 5 1/8s, 2019	175,000	197,030

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	656,000	610,933

Southern California Edison Co. 1st mtge. bonds 5 1/2s, 2040	840,000	921,164

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018	1,080,000	1,206,836

Spectra Energy Capital, LLC sr. notes 8s, 2019	820,000	1,018,821

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	1,019,000	1,300,001

TransAlta Corp. sr. notes 6 1/2s, 2040 (Canada)	200,000	208,995

TransAlta Corp. sr. unsec. notes 5 3/4s, 2013 (Canada)	665,000	734,631

TransCanada Pipelines, Ltd. jr. sub. FRN 6.35s, 2067 (Canada)	520,000	473,200

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	960,000	1,125,530

		30,881,747

Total corporate bonds and notes (cost $191,227,151)		$205,675,399

MORTGAGE-BACKED SECURITIES (2.7%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc. 144A Ser. 05-1,
Class XW, IO, 0.097s, 2042	$207,477,036	$272,334

Banc of America Large Loan 144A FRB Ser. 05-MIB1, Class J,
1.391s, 2022	1,400,000	818,580

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	8,281,325	886,102
Ser. 04-2, IO, 2.97s, 2034	3,247,759	83,467
Ser. 05-1A, IO, 2.87s, 2035	3,736,101	137,115
Ser. 04-3, IO, 2.87s, 2035	2,514,421	83,730
Ser. 06-2A, IO, 2.416s, 2036	2,234,037	142,978
Ser. 05-3A, IO, 2.15s, 2035	11,499,727	561,187

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.192s, 2032	456,000	387,740
Ser. 04-PR3I, Class X1, IO, 0.318s, 2041	11,350,197	183,147
Ser. 05-PWR9, Class X1, IO, 0.191s, 2042	39,025,496	297,765

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.137s, 2038 F	19,014,854	303,845
Ser. 07-PW15, Class X1, IO, 0.105s, 2044	63,383,059	441,780
Ser. 05-PW10, Class X1, IO, 0.06s, 2040	60,927,845	27,418

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.374s, 2049	26,471,952	456,906
Ser. 06-CD2, Class X, IO, 0.085s, 2046	74,982,501	232,690

Commercial Mortgage Pass-Through Certificates 144A
Ser. 03-LB1A, Class X1, IO, 1.55s, 2038 F	7,790,493	269,069
Ser. 05-LP5, Class XC, IO, 0.186s, 2043	49,907,311	467,267
Ser. 06-C8, Class XS, IO, 0.147s, 2046	55,383,370	585,418
Ser. 05-C6, Class XC, IO, 0.072s, 2044	55,433,860	312,835

Countrywide Home Loans 144A IFB Ser. 05-R2, Class 2A3, 8s, 2035	691,671	629,421

Credit Suisse Mortgage Capital Certificates Ser. 06-C5,
Class AX, IO, 0.148s, 2039 F	35,935,389	528,962

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.129s, 2017	232,000	101,384
FRB Ser. 06-A, Class C, 0.929s, 2017	688,000	364,846

Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
Class B, 7s, 2033	403,340	403,743

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-56, Class A, IO, 0.398s, 2043	6,406,308	138,544
Ser. T-56, Class 1, IO, zero %, 2043	9,952,480	80,016
Ser. T-56, Class 2, IO, zero %, 2043	9,122,167	681
Ser. T-56, Class 3, IO, zero %, 2043	7,439,674	53,990

Federal National Mortgage Association
IFB Ser. 04-12, Class WS, IO, 6.821s, 2033	70,304	9,861
Ser. 03-W3, Class 2IO1, IO, 0.673s, 2042	2,308,506	59,701
Ser. 03-W6, Class 51, IO, 0.658s, 2042	7,211,808	170,856
Ser. 03-W2, Class 1, IO, 0.466s, 2042	13,445,188	186,709
Ser. 02-T4, IO, 0.445s, 2041	5,387,882	84,186
Ser. 03-W3, Class 1, IO, 0.443s, 2042	17,831,641	241,580
Ser. 02-T1, Class IO, IO, 0.423s, 2031	14,574,802	249,518
Ser. 03-W6, Class 3, IO, 0.368s, 2042	10,075,928	135,612

MORTGAGE-BACKED SECURITIES (2.7%)* cont.	Principal amount	Value

Federal National Mortgage Association
Ser. 03-W6, Class 23, IO, 0.351s, 2042	$10,611,115	$139,738
Ser. 01-79, Class BI, IO, 0.317s, 2045	2,424,715	31,028
Ser. 03-W4, Class 3A, IO, 0.088s, 2042	9,855,603	46,817

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.643s, 2033	21,321,146	59,100

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	832,000	891,420

Freddie Mac IFB Ser. 3476, Class S, IO, 5.759s, 2038	272,598	22,339

GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.099s, 2049	180,811,251	878,869
Ser. 05-C3, Class XC, IO, 0.057s, 2045	175,505,305	920,460

GMAC Commercial Mortgage Securities, Inc. Ser. 05-C1,
Class X1, IO, 0.311s, 2043	60,918,297	794,685

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	467,884	360,271
Ser. 06-C1, Class XC, IO, 0.072s, 2045	119,232,719	617,137

Government National Mortgage Association
IFB Ser. 10-14, Class SA, IO, 7.662s, 2032	103,662	15,260
IFB Ser. 06-16, Class GS, IO, 6.652s, 2036	479,859	61,139
IFB Ser. 07-16, Class PU, IO, 6.312s, 2037	65,155	8,199
IFB Ser. 06-34, Class PS, IO, 6.252s, 2036	51,956	6,057
IFB Ser. 07-35, Class KY, IO, 6.109s, 2037	200,595	20,948
IFB Ser. 10-14, Class SC, IO, 4.454s, 2035	164,996	24,514
FRB Ser. 07-73, Class KI, IO, zero %, 2037	2,616,337	28,152

GS Mortgage Securities Corp. II 144A Ser. 98-C1, Class F,
6s, 2030	1,165,018	1,174,338

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	183,866	174,880
Ser. 05-RP3, Class 1A3, 8s, 2035	588,800	529,920
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	490,955	446,769

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	702,933	632,640
Ser. 05-RP1, Class 1A3, 8s, 2035	94,577	92,383
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	790,207	719,089

HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (In default) †	242,459	25

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 05-CB12, Class X1, IO, 0.146s, 2037	52,440,631	415,765
Ser. 06-LDP6, Class X1, IO, 0.062s, 2043	64,844,130	218,492

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	604,605
Ser. 99-C1, Class G, 6.41s, 2031	765,731	481,513
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	912,900

Lehman Brothers Floating Rate Commercial Mortgage Trust
144A FRB Ser. 04-LLFA, Class H, 1.291s, 2017	733,000	646,048

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	530,302	493,181
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,290,810	1,187,545

MORTGAGE-BACKED SECURITIES (2.7%)* cont.	Principal amount	Value

Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1,
0.945s, 2027	$3,613,263	$2,983,331

Merrill Lynch Floating Trust 144A FRB Ser. 06-1, Class TM,
0.841s, 2022	1,019,621	881,972

Merrill Lynch Mortgage Investors, Inc. FRB Ser. 98-C3,
Class E, 6.848s, 2030	644,000	677,288

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.487s, 2037	2,468,621	234,519
Ser. 04-C2, Class X, IO, 6.162s, 2040	2,356,195	199,098
Ser. 05-C3, Class X, IO, 5.234s, 2044	2,683,843	214,707

Morgan Stanley Capital 144A Ser. 05-RR6, Class X, IO,
1.542s, 2043	8,652,527	185,078

Mortgage Capital Funding, Inc. FRB Ser. 98-MC2, Class E,
7.068s, 2030	1,020,000	1,032,750

Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT, 0.367s, 2035	336,936	313,350

Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT,
9.087s, 2034	253,561	235,811

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	456,000	22,800

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	757,000	643,450
Ser. 03-1A, Class M, 5s, 2018	513,000	359,100
Ser. 04-1A, Class L, 5s, 2018	79,429	55,601

Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 0.697s, 2034	429,657	343,726

Wachovia Bank Commercial Mortgage Trust Ser. 06-C29, IO,
0 3/8s, 2048	97,482,443	1,819,461

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.641s, 2018	771,000	393,210
Ser. 06-C23, Class XC, IO, 0.059s, 2045	88,321,651	425,710
Ser. 06-C26, Class XC, IO, 0.041s, 2045	33,897,253	96,946

Total mortgage-backed securities (cost $31,137,791)		$35,165,117

ASSET-BACKED SECURITIES (1.8%)*	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 1.019s, 2035	$161,723	$58,714
FRB Ser. 05-4, Class A2C, 0.539s, 2035	158,253	151,424

AFC Home Equity Loan Trust Ser. 99-2, Class 1A, 0.757s, 2029	1,644,268	713,551

Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8,
Class M2, 2.954s, 2033	436,439	144,538

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,283,000	230,940
Ser. 04-1A, Class E, 6.42s, 2039	1,112,000	177,920

Argent Securities, Inc. FRB Ser. 03-W3, Class M3, 2.599s, 2033	53,237	16,566

Asset Backed Funding Certificates FRB Ser. 04-OPT2,
Class M2, 1.329s, 2033	217,440	170,222

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.325s, 2039	3,337,316	1,101,314
FRB Ser. 04-D, Class A, 0.91s, 2044	659,666	594,902

ASSET-BACKED SECURITIES (1.8%)* cont.	Principal amount	Value

Bayview Financial Acquisition Trust 144A FRN Ser. 04-B,
Class M2, 4 1/8s, 2039	$158,486	$74,964

Bayview Financial Asset Trust 144A FRB Ser. 03-SSRA,
Class M, 1.679s, 2038	418,071	317,734

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 05-HE1,
Class M3, 1.259s, 2035	489,000	149,500

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-OPT1,
Class M1, 0.749s, 2035	324,987	253,722

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.849s, 2035	285,340	265,132
FRB Ser. 05-14, Class 3A2, 0.569s, 2036	116,993	108,033

Credit-Based Asset Servicing and Securitization 144A
Ser. 06-MH1, Class B1, 6 1/4s, 2036	359,000	233,350
Ser. 06-MH1, Class M2, 6 1/4s, 2036	214,000	201,160

Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038	1,617,000	404,250

CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034 (In default) †	152,004	16

Equifirst Mortgage Loan Trust FRB Ser. 05-1, Class M5,
0.999s, 2035	141,539	46,742

Fieldstone Mortgage Investment Corp. FRB Ser. 05-1,
Class M3, 1.139s, 2035	149,684	149,071

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023	194,241	—

Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2, 1.586s, 2038	616,000	3,080

Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1, 1.037s, 2015	555,152	524,374

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.329s, 2037	308,000	52,396

GEBL 144A
Ser. 04-2, Class D, 3.091s, 2032	484,710	21,812
Ser. 04-2, Class C, 1.191s, 2032	181,619	18,162

Green Tree Financial Corp. Ser. 95-8, Class B1, 7.3s, 2026	362,579	333,527

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 1.879s, 2030	1,164,031	116,403
FRB Ser. 05-1A, Class D, 1.859s, 2030	497,786	62,223

High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
0.874s, 2036	1,174,374	469,750

Lehman Manufactured Housing Ser. 98-1, Class 1, IO, 0.807s, 2028	9,039,612	429,382

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.331s, 2036	2,585,000	180,950
FRB Ser. 02-1A, Class FFL, 3.079s, 2037	5,220,000	678,600

Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012	3,862,127	2,394,519

Long Beach Mortgage Loan Trust FRB Ser. 05-2, Class M4,
0.949s, 2035	558,000	341,397

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.579s, 2032	4,059,503	3,815,933
FRB Ser. 02-A, Class M2, 2.579s, 2032	278,000	247,420
Ser. 02-A IO, 0.3s, 2032	96,873,470	1,695,286

Marriott Vacation Club Owner Trust 144A
Ser. 04-2A, Class D, 5.389s, 2026	47,848	25,689
Ser. 04-2A, Class C, 4.741s, 2026	44,020	28,096
FRB Ser. 02-1A, Class A1, 1.038s, 2024	245,180	234,856

ASSET-BACKED SECURITIES (1.8%)* cont.	Principal amount	Value

Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	$297,458	$288,257
Ser. 10, Class B, 7.54s, 2036	541,464	508,925

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 1.009s, 2035	236,671	122,013
FRB Ser. 05-HE1, Class M3, 0.849s, 2034	349,000	280,568
FRB Ser. 06-NC4, Class M2, 0.629s, 2036	464,452	2,838

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A, Class C1,
2.325s, 2039	544,000	108,800

Navigator CDO, Ltd. 144A FRB Ser. 03-1A, Class A1, 0.926s, 2015	23,369	22,785

New Century Home Equity Loan Trust FRB Ser. 03-4, Class M3,
3.404s, 2033	24,429	14,231

Oakwood Mortgage Investors, Inc. Ser. 02-C, Class A1,
5.41s, 2032	2,916,350	2,624,715

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	388,088	373,534
Ser. 01-B, Class A3, 6.535s, 2023	112,347	106,753

Park Place Securities, Inc. FRB Ser. 05-WCH1, Class M4,
1.159s, 2036	227,000	69,545

Residential Asset Securities Corp. FRB Ser. 05-EMX1,
Class M2, 1.059s, 2035	552,627	383,793

SAIL Net Interest Margin Notes 144A Ser. 04-4A, Class B,
7 1/2s, 2034 (In default) †	214,965	—

Securitized Asset Backed Receivables, LLC FRB Ser. 05-HE1,
Class M2, 0.979s, 2035	247,504	1,266

South Coast Funding 144A FRB Ser. 3A, Class A2, 1.574s,
2038 (In default) †	470,000	2,350

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028	1,767,254	332,832

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,698,000	203,760

Wells Fargo Home Equity Trust FRB Ser. 07-1, Class A3,
0.649s, 2037	359,000	124,091

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 2.298s, 2044 (United Kingdom)	591,276	195,111

Total asset-backed securities (cost $43,066,509)		$23,003,787

INVESTMENT COMPANIES (0.7%)*	Shares	Value

Utilities Select Sector SPDR Fund	312,600	$9,493,662

Total investment companies (cost $7,853,658)		$9,493,662

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	24,700	$1,345,903

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd.	145,819	3,572,566

Total convertible preferred stocks (cost $4,640,636)		$4,918,469

MUNICIPAL BONDS AND NOTES (0.3%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$215,000	$239,368

IL State G.O. Bonds
4.421s, 1/1/15	420,000	420,000
4.071s, 1/1/14	1,250,000	1,259,113

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A,
7.309s, 6/1/34	1,025,000	787,887

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	350,000	360,381

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds, Ser. A,
7.467s, 6/1/47	1,385,000	1,027,144

TX State, Trans. Comm. Rev. Bonds (Build America Bonds),
Ser. B, 5.178s, 4/1/30	400,000	409,912

Total municipal bonds and notes (cost $5,022,836)		$4,503,805

SHORT-TERM INVESTMENTS (5.2%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.12% [e]	67,554,253	$67,554,253

Total short-term investments (cost $67,554,253)		$67,554,253

TOTAL INVESTMENTS

Total investments (cost $1,235,967,305)		$1,318,521,746

Key to holding’s abbreviations

ADR	American Depository Receipts
EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2009 through July 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,306,797,110.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $104,609 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

TBA SALE COMMITMENTS OUTSTANDING at 7/31/10 (proceeds receivable $13,524,570)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5s, May 1, 2040	$13,000,000	5-13-10	$13,975,000

Total			$13,975,000

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$22,946,306	$—	$—

Capital goods	38,141,762	—	—

Communication services	49,455,352	—	—

Conglomerates	26,709,622	—	—

Consumer cyclicals	59,867,983	—	—

Consumer staples	74,955,716	—	—

Energy	107,930,424	—	—

Financials	148,730,316	—	—

Health care	96,402,171	—	—

Technology	61,857,578	—	—

Transportation	4,666,870	—	—

Utilities and power	51,355,903	—	—

Total common stocks	743,020,003	—	—

Asset-backed securities	—	23,003,787	—

Convertible preferred stocks	—	4,918,469	—

Corporate bonds and notes	—	205,675,399	—

Investment Companies	9,493,662	—	—

Mortgage-backed securities	—	34,063,241	1,101,876

Municipal bonds and notes	—	4,503,805	—

U.S. Government Agency Obligations	—	25,540,654	—

U.S. Government and Agency Mortgage Obligations	—	38,547,576	—

U.S. Treasury Obligations	—	161,099,021	—

Short-term investments	67,554,253	—	—

Totals by level	$820,067,918	$497,351,952	$1,101,876

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

TBA sale commitments	$—	$(13,975,000)	$—

Totals by level	$—	$(13,975,000)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,168,413,052)	$1,250,967,493
Affiliated issuers (identified cost $67,554,253) (Note 6)	67,554,253

Dividends, interest and other receivables	7,996,664

Receivable for shares of the fund sold	362,946

Receivable for investments sold	22,108,048

Receivable for sales of delayed delivery securities (Note 1)	30,218,529

Total assets	1,379,207,933

LIABILITIES

Payable to custodian (Note 2)	187,559

Payable for investments purchased	21,459,378

Payable for purchases of delayed delivery securities (Note 1)	30,113,920

Payable for shares of the fund repurchased	4,602,335

Payable for compensation of Manager (Note 2)	588,949

Payable for investor servicing fees (Note 2)	252,515

Payable for custodian fees (Note 2)	17,284

Payable for Trustee compensation and expenses (Note 2)	429,279

Payable for administrative services (Note 2)	8,654

Payable for distribution fees (Note 2)	344,271

TBA sale commitments, at value (proceeds receivable $13,524,570) (Note 1)	13,975,000

Other accrued expenses	431,679

Total liabilities	72,410,823

Net assets	$1,306,797,110

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,285,118,802

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,060,425,703)

Net unrealized appreciation of investments	82,104,011

Total — Representing net assets applicable to capital shares outstanding	$1,306,797,110

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,077,209,261 divided by 97,204,902 shares)	$11.08

Offering price per class A share (100/94.25 of $11.08)*	$11.76

Net asset value and offering price per class B share ($56,879,623 divided by 5,191,429 shares)**	$10.96

Net asset value and offering price per class C share ($22,813,696 divided by 2,071,006 shares)**	$11.02

Net asset value and redemption price per class M share ($79,010,271 divided by 7,220,050 shares)	$10.94

Offering price per class M share (100/96.50 of $10.94)*	$11.34

Net asset value, offering price and redemption price per class R share
($1,345,245 divided by 121,727 shares)	$11.05

Net asset value, offering price and redemption price per class Y share
($69,539,014 divided by 6,253,739 shares)	$11.12

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/10

INVESTMENT INCOME

Interest (including interest income of $330,465 from investments in affiliated issuers) (Note 6)	$26,399,265

Dividends (net of foreign tax of $108,338)	21,729,016

Total investment income	48,128,281

EXPENSES

Compensation of Manager (Note 2)	7,803,237

Investor servicing fees (Note 2)	3,569,357

Custodian fees (Note 2)	21,594

Trustee compensation and expenses (Note 2)	109,458

Administrative services (Note 2)	67,872

Distribution fees — Class A (Note 2)	2,861,727

Distribution fees — Class B (Note 2)	732,118

Distribution fees — Class C (Note 2)	236,308

Distribution fees — Class M (Note 2)	621,441

Distribution fees — Class R (Note 2)	7,291

Other	933,069

Total expenses	16,963,472

Interest expense (Note 2)	(267,313)

Expense reduction (Note 2)	(50,723)

Net expenses	16,645,436

Net investment income	31,482,845

Net realized gain on investments (Notes 1 and 3)	57,811,386

Net realized loss on swap contracts (Note 1)	(135,696)

Net realized gain on futures contracts (Note 1)	223,611

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	388

Net unrealized appreciation of investments, futures contracts, swap contracts,
TBA sale commitments and receivable purchase agreements during the year	74,204,174

Net gain on investments	132,103,863

Net increase in net assets resulting from operations	$163,586,708

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$31,482,845	$43,546,986

Net realized gain (loss) on investments and
foreign currency transactions	57,899,301	(1,053,498,364)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	74,204,562	327,778,271

Net increase (decrease) in net assets resulting from operations	163,586,708	(682,173,107)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(23,990,906)	(59,641,849)

Class B	(1,095,926)	(4,464,032)

Class C	(334,513)	(1,055,552)

Class M	(1,379,889)	(3,454,174)

Class R	(27,793)	(98,882)

Class Y	(2,304,612)	(7,444,273)

From net realized long-term gain on investments
Class A	—	(13,098,235)

Class B	—	(1,164,432)

Class C	—	(272,167)

Class M	—	(814,268)

Class R	—	(27,165)

Class Y	—	(1,610,915)

From return of capital
Class A	(2,565,707)	(13,146,238)

Class B	(117,204)	(983,961)

Class C	(35,775)	(232,665)

Class M	(147,572)	(761,368)

Class R	(2,972)	(21,795)

Class Y	(246,467)	(1,640,864)

Increase in capital from settlement payments	—	3,562

Redemption fees (Note 1)	1,216	8,924

Decrease from capital share transactions (Note 4)	(267,358,125)	(580,611,145)

Total decrease in net assets	(136,019,537)	(1,372,704,601)

NET ASSETS

Beginning of year	1,442,816,647	2,815,521,248

End of year (including undistributed net investment
income of $0 and $71,968, respectively)	$1,306,797,110	$1,442,816,647

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:									RATIOS AND SUPPLEMENTAL DATA:

															Ratio
															of expenses
															to average	Ratio of net
	Net asset	Net	Net realized		From	From								Ratio	net assets	investment
	value,	investment	and unrealized	Total from	net	net realized	From	Total		Non-recurring	Net asset	Total return	Net assets,	of expenses	excluding	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	investment	gain on	return	distribu-	Redemption	reimburse-	value, end	at net asset	end of period	to average	interest	to average	turnover
Period ended	of period	(loss)[a]	on investments	operations	income	investments	of capital	tions	fees[b]	ments	of period	value (%)[c]	(in thousands)	net assets (%)[d]	expense (%)[d]	net assets (%)	(%)[e]

Class A
July 31, 2010	$10.14	.25	.93	1.18	(.22)	—	(.02)	(.24)	—	—	$11.08	11.83	$1,077,209	1.13 [j]	1.13 [j]	2.27	341.47
July 31, 2009	13.99	.27	(3.49)	(3.22)	(.44)	(.09)	(.10)	(.63)	—	— [h]	10.14	(22.58)	1,146,770	1.34 [f,g]	1.14 [g]	2.61 [g]	233.21
July 31, 2008	18.10	.61	(2.55)	(1.94)	(.64)	(1.53)	—	(2.17)	—	—	13.99	(11.84)	2,173,291	1.00 [g]	1.00 [g]	3.80 [g]	123.75
July 31, 2007	18.21	.48	1.46	1.94	(.52)	(1.53)	—	(2.05)	—	—	18.10	10.99	3,184,271	.96 [g]	.96 [g]	2.61 [g]	144.33
July 31, 2006	18.40	.42 [i]	.27	.69	(.50)	(.38)	—	(.88)	—	—	18.21	3.89 [i]	3,155,761	.90 [g,i]	.90 [g,i]	2.31 [g,i]	117.11

Class B
July 31, 2010	$10.02	.17	.94	1.11	(.15)	—	(.02)	(.17)	—	—	$10.96	11.09	$56,880	1.88 [j]	1.88 [j]	1.54	341.47
July 31, 2009	13.83	.19	(3.46)	(3.27)	(.37)	(.09)	(.08)	(.54)	—	— [h]	10.02	(23.23)	86,981	2.09 [f,g]	1.89 [g]	1.85 [g]	233.21
July 31, 2008	17.90	.48	(2.52)	(2.04)	(.50)	(1.53)	—	(2.03)	—	—	13.83	(12.50)	206,269	1.75 [g]	1.75 [g]	2.99 [g]	123.75
July 31, 2007	18.02	.33	1.46	1.79	(.38)	(1.53)	—	(1.91)	—	—	17.90	10.15	413,532	1.71 [g]	1.71 [g]	1.82 [g]	144.33
July 31, 2006	18.22	.28 [i]	.26	.54	(.36)	(.38)	—	(.74)	—	—	18.02	3.05 [i]	624,026	1.65 [g,i]	1.65 [g,i]	1.58 [g,i]	117.11

Class C
July 31, 2010	$10.08	.16	.95	1.11	(.15)	—	(.02)	(.17)	—	—	$11.02	11.06	$22,814	1.88 [j]	1.88 [j]	1.52	341.47
July 31, 2009	13.90	.19	(3.47)	(3.28)	(.37)	(.09)	(.08)	(.54)	—	— [h]	10.08	(23.17)	23,296	2.09 [f,g]	1.89 [g]	1.86 [g]	233.21
July 31, 2008	17.97	.49	(2.52)	(2.03)	(.51)	(1.53)	—	(2.04)	—	—	13.90	(12.41)	46,134	1.75 [g]	1.75 [g]	3.03 [g]	123.75
July 31, 2007	18.09	.34	1.45	1.79	(.38)	(1.53)	—	(1.91)	—	—	17.97	10.16	69,893	1.71 [g]	1.71 [g]	1.86 [g]	144.33
July 31, 2006	18.30	.28 [i]	.25	.53	(.36)	(.38)	—	(.74)	—	—	18.09	3.01 [i]	70,192	1.65 [g,i]	1.65 [g,i]	1.56 [g,i]	117.11

Class M
July 31, 2010	$10.01	.19	.94	1.13	(.18)	—	(.02)	(.20)	—	—	$10.94	11.33	$79,010	1.63 [j]	1.63 [j]	1.77	341.47
July 31, 2009	13.82	.21	(3.44)	(3.23)	(.40)	(.09)	(.09)	(.58)	—	— [h]	10.01	(22.99)	81,025	1.84 [f,g]	1.64 [g]	2.13 [g]	233.21
July 31, 2008	17.89	.53	(2.52)	(1.99)	(.55)	(1.53)	—	(2.08)	—	—	13.82	(12.23)	128,094	1.50 [g]	1.50 [g]	3.31 [g]	123.75
July 31, 2007	18.02	.38	1.45	1.83	(.43)	(1.53)	—	(1.96)	—	—	17.89	10.42	176,993	1.46 [g]	1.46 [g]	2.10 [g]	144.33
July 31, 2006	18.22	.33 [i]	.26	.59	(.41)	(.38)	—	(.79)	—	—	18.02	3.34 [i]	187,338	1.40 [g,i]	1.40 [g,i]	1.81 [g,i]	117.11

Class R
July 31, 2010	$10.11	.22	.94	1.16	(.20)	—	(.02)	(.22)	—	—	$11.05	11.59	$1,345	1.38 [j]	1.38 [j]	2.03	341.47
July 31, 2009	13.94	.24	(3.47)	(3.23)	(.42)	(.09)	(.09)	(.60)	—	— [h]	10.11	(22.71)	1,493	1.59 [f,g]	1.39 [g]	2.30 [g]	233.21
July 31, 2008	18.04	.57	(2.54)	(1.97)	(.60)	(1.53)	—	(2.13)	—	—	13.94	(12.04)	4,274	1.25 [g]	1.25 [g]	3.66 [g]	123.75
July 31, 2007	18.15	.44	1.46	1.90	(.48)	(1.53)	—	(2.01)	—	—	18.04	10.76	2,044	1.21 [g]	1.21 [g]	2.38 [g]	144.33
July 31, 2006	18.36	.36 [i]	.27	.63	(.46)	(.38)	—	(.84)	—	—	18.15	3.57 [i]	1,525	1.15 [g,i]	1.15 [g,i]	2.00 [g,i]	117.11

Class Y
July 31, 2010	$10.17	.28	.95	1.23	(.25)	—	(.03)	(.28)	—	—	$11.12	12.18	$69,539	.88 [j]	.88 [j]	2.55	341.47
July 31, 2009	14.04	.29	(3.50)	(3.21)	(.47)	(.09)	(.10)	(.66)	—	— [h]	10.17	(22.42)	103,251	1.09 [f,g]	.89 [g]	2.87 [g]	233.21
July 31, 2008	18.15	.66	(2.55)	(1.89)	(.69)	(1.53)	—	(2.22)	—	—	14.04	(11.57)	257,459	.75 [g]	.75 [g]	4.05 [g]	123.75
July 31, 2007	18.26	.53	1.46	1.99	(.57)	(1.53)	—	(2.10)	—	—	18.15	11.24	385,361	.71 [g]	.71 [g]	2.86 [g]	144.33
July 31, 2006	18.46	.47 [i]	.26	.73	(.55)	(.38)	—	(.93)	—	—	18.26	4.09 [i]	493,985	.65 [g,i]	.65 [g,i]	2.59 [g,i]	117.11

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.20% of average net assets as of July 31, 2009 (Note 2).

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2009	0.01%

July 31, 2008	<0.01

July 31, 2007	<0.01

July 31, 2006	0.01

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.05% of average net assets for the period ended July 31, 2006.

j Excludes the impact of a current period reduction of interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets as of July 31, 2010 (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/10

Note 1: Significant accounting policies

The George Putnam Fund of Boston d/b/a George Putnam Balanced Fund (the fund) (which changed its name on September 30, 2010), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks a balanced investment producing both capital growth and current income by investing primarily in value-oriented stocks of large companies and government, corporate and mortgage-backed bonds. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from August 1, 2009 through July 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

B) Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures and options contracts The fund uses futures contracts to manage exposure to interest rate risk and to implement active views on term structure. The fund may also use options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of approximately 7 futures contracts for the reporting period.

H) Credit default contracts The fund enters into credit default contracts to hedge against credit risk. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $300,000 on credit default swap contracts for the reporting period.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

J) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

N) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly.

During the period ended July 31, 2010, the fund had no borrowings against these arrangements.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $1,040,773,484 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$17,850,960	July 31, 2011

383,072,497	July 31, 2017

639,850,027	July 31, 2018

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, interest only securities and receivable purchase agreement reversal. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,421,174 to decrease undistributed net investment income and $2,560,770 to increase paid-in-capital, with an increase to accumulated net realized losses of $139,596.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$141,086,888
Unrealized depreciation	(78,184,666)

Net unrealized appreciation	62,902,222
Capital loss carryforward	(1,040,773,484)
Cost for federal income tax purposes	$1,255,619,524

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.680% of the first $5 billion, 0.630% of the next $5 billion, 0.580% of the next $10 billion, 0.530% of the next $10 billion, 0.480% of the next $50 billion, 0.460% of the next $50 billion, 0.450% of the next $100 billion and 0.445% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of any excess thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis, to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Seller) managed by Putnam Management. Under the Agreements, the Sellers sold to the fund the right to receive, in the aggregate, $4,129,699 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $1,283,634 (exclusive of the initial payment) to the Sellers in accordance with the terms of the Agreements and the fund paid $114,402,603, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At the close of the reporting period, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,798 under the expense offset arrangements and by $47,925 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $961, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $72,200 and $800 from the sale of class A and class M shares, respectively, and received $48,284 and $639 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $86 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $4,131,892,223 and $4,392,465,436, respectively. Purchases and proceeds from sales of long-term U.S. government securities aggregated $309,470,708 and $210,947,320, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	7,157,334	$78,048,797	10,864,135	$117,793,046

Shares issued in connection with
reinvestment of distributions	2,245,104	23,924,226	8,127,627	68,204,534

	9,402,438	101,973,023	18,991,762	185,997,580

Shares repurchased	(25,337,071)	(275,336,040)	(61,144,272)	(601,240,200)

Net decrease	(15,934,633)	$(173,363,017)	(42,152,510)	$(415,242,620)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	386,438	$4,173,271	636,017	$6,160,646

Shares issued in connection with
reinvestment of distributions	109,999	1,153,267	657,232	6,264,264

	496,437	5,326,538	1,293,249	12,424,910

Shares repurchased	(3,984,205)	(42,971,075)	(7,523,910)	(75,327,957)

Net decrease	(3,487,768)	$(37,644,537)	(6,230,661)	$(62,903,047)

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	253,971	$2,769,571	192,005	$1,913,275

Shares issued in connection with
reinvestment of distributions	31,584	333,793	146,683	1,397,800

	285,555	3,103,364	338,688	3,311,075

Shares repurchased	(526,722)	(5,706,290)	(1,346,268)	(13,370,895)

Net decrease	(241,167)	$(2,602,926)	(1,007,580)	$(10,059,820)

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	612,804	$6,557,334	949,021	$9,174,013

Shares issued in connection with
reinvestment of distributions	143,532	1,508,597	525,577	4,961,198

	756,336	8,065,931	1,474,598	14,135,211

Shares repurchased	(1,629,586)	(17,541,774)	(2,648,958)	(26,293,344)

Net decrease	(873,250)	$(9,475,843)	(1,174,360)	$(12,158,133)

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	32,634	$353,434	43,414	$431,643

Shares issued in connection with
reinvestment of distributions	2,899	30,765	15,191	147,841

	35,533	384,199	58,605	579,484

Shares repurchased	(61,588)	(675,039)	(217,387)	(1,981,893)

Net decrease	(26,055)	$(290,840)	(158,782)	$(1,402,409)

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	582,706	$6,333,794	5,537,618	$55,582,575

Shares issued in connection with
reinvestment of distributions	236,812	2,532,185	1,103,663	10,696,052

	819,518	8,865,979	6,641,281	66,278,627

Shares repurchased	(4,718,963)	(52,846,941)	(14,825,955)	(145,123,743)

Net decrease	(3,899,445)	$(43,980,962)	(8,184,674)	$(78,845,116)

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total

Credit contracts	$—	$(135,696)	$(135,696)

Interest rate contracts	223,611	—	$223,611

Total	$223,611	$(135,696)	$87,915

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total

Credit contracts	$—	$74,102	$74,102

Interest rate contracts	(105,329)	—	(105,329)

Total	$(105,329)	$74,102	$(31,227)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $330,465 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $730,979,600 and $856,130,712, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 67.34% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2010, the fund hereby designates 71.86%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended July 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $15,476,145 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	98,713,889	4,686,436

Jameson A. Baxter	98,682,759	4,717,566

Charles B. Curtis	98,695,770	4,704,555

Robert J. Darretta	98,741,066	4,659,259

Myra R. Drucker	98,690,905	4,709,420

John A. Hill	98,651,083	4,749,242

Paul L. Joskow	98,741,605	4,658,720

Elizabeth T. Kennan*	98,649,728	4,750,597

Kenneth R. Leibler	98,728,528	4,671,797

Robert E. Patterson	98,646,448	4,753,877

George Putnam, III	98,648,532	4,751,793

Robert L. Reynolds	98,725,017	4,675,308

W. Thomas Stephens	98,722,648	4,677,677

Richard B. Worley	98,715,153	4,685,172

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

77,195,407	2,012,557	3,842,047	20,350,314

A proposal to approve an amendment to the fund’s agreement and declaration of trust with respect to the duration of the trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

77,117,385	1,920,692	4,011,934	20,350,313

A proposal to approve an amendment to the fund’s agreement and declaration of trust with respect to redemption at the option of the trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

73,369,908	5,610,624	4,069,479	20,350,314

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Michael Higgins (Born 1976)
Since 2002	Vice President
Managing Director, Putnam Investments	Since 2010

James P. Pappas (Born 1953)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk,
Since 2004	Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments and	Since 2005
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Susan G. Malloy
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Assistant Treasurer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Beth S. Mazor
	Robert E. Patterson	Vice President
Investment Sub-Manager	George Putnam, III
Putnam Investments Limited	Robert L. Reynolds	James P. Pappas
57–59 St James’s Street	W. Thomas Stephens	Vice President
London, England SW1A 1LD	Richard B. Worley
Francis J. McNamara, III
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Chief Legal Officer
One Post Office Square	President
Boston, MA 02109		Robert R. Leveille
	Jonathan S. Horwitz	Vice President and
Custodian	Executive Vice President,	Chief Compliance Officer
State Street Bank	Principal Executive
and Trust Company	Officer, Treasurer and	Mark C. Trenchard
	Compliance Liaison	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Steven D. Krichmar
	Vice President and	Judith Cohen
Independent Registered	Principal Financial Officer	Vice President, Clerk and
Public Accounting Firm		Assistant Treasurer
PricewaterhouseCoopers LLP	Janet C. Smith
	Vice President, Principal	Michael Higgins
Trustees	Accounting Officer and	Vice President
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,		Nancy E. Florek
Vice Chairman		Vice President, Assistant Clerk,
Ravi Akhoury		Assistant Treasurer and
Barbara M. Baumann		Proxy Manager

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN021 262964 9/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
July 31, 2010	$219,196	$--	$9,166	$1,921*
July 31, 2009	$274,709	$--	$9,122	$3,191*

* Includes fees of $1,921 and $3,191 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2010 and July 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2010 and July 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $416,246 and $ 533,197 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31, 2010	$ -	$ 249,107	$ -	$ -
July 31, 2009	$ -	$ 485,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: September 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2010